                                                                    Exhibit 99.1

                                                                       EXECUTION

                             PLANVISTA CORPORATION

                             FORBEARANCE AGREEMENT

          THIS FORBEARANCE AGREEMENT (this "Agreement") is dated as of September 1, 2001, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and the Credit Parties listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent dated as of April 16, 2001, the Limited Waiver and Consent dated as of April 30, 2001, the Limited Waiver and Consent dated as of May 4, 2001, the Limited Waiver and Extension dated as of June 15, 2001, the Third Amendment and Limited Waiver dated as of July 2, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                                R E C I T A L S
                                - - - - - - - -

          A. The following Events of Default have occurred and are continuing by reason of:

               (1)  Outstanding Interest.  The Borrower has failed to pay
                    --------------------
     accrued interest on the Loans, Notes and Reimbursement Obligations pursuant to Section 4.1 of the Credit Agreement. As of the close of business on August 31, 2001, the outstanding unpaid amount of accrued interest on the Loans was $985,030.62 ("Outstanding Interest").

               (2)  Outstanding Loan and Amendment Fees.  The Borrower has
                    -----------------------------------
     failed to pay loan and amendment fees that as of the close of business August 31, 2001 aggregated $533,976.12 (the "Incurred Fees").

               (3)  Outstanding Professional Fees.  The Borrower has failed to
                    -----------------------------
     pay accrued fees and disbursements of the financial advisors to and counsel for the Administrative Agent pursuant to Section 13.2(a) of the Credit Agreement. As of the most recent billings submitted by such professionals, the outstanding unpaid amount of such accrued fees and disbursements was $263,235.12 and fees have continued to be incurred and unpaid subsequent to those billing dates (the "Outstanding Professional Fees").

               (4)  Outstanding Loan Payments.  The Final Maturity Date has
                    -------------------------
     occurred and the Borrower has failed to pay the outstanding principal amounts of the Loans and other Obligations due on such date. As of the close of business on August 31, 2001, the outstanding unpaid amount of principal on the Loans was $64,680,939.13 (the "Outstanding Loan Payments").

               (5)  Financial Covenant Defaults.  The Borrower has failed to
                    ---------------------------
     comply with the covenants contained in Sections 9.1 (Minimum Total Revenue), 9.2 (Fixed Charged Coverage Ratio) and 9.3 (Minimum EBITDA) of the Credit Agreement.

          B. The foregoing identified Events of Default (collectively, the "Existing Events of Default") entitle the Administrative Agent and Required Lenders to declare all Loans and other Obligations (including under the Subsidiary Guaranty Agreements) to be immediately due and payable and to commence immediate enforcement and collection actions as more fully provided in
Section 11.2 of the Credit Agreement.

          C. The Borrower and the other Credit Parties acknowledge that the Existing Events of Default have occurred and are continuing.

          D. The Borrower has requested that the Administrative Agent and the Lenders agree to forbear from taking any enforcement or collection actions (collectively, "Enforcement Actions"). The Administrative Agent and the Forbearing Lenders (as defined below) have agreed to do so, but only to the extent, and on the terms, set forth expressly below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                  SECTION 2.
                                ACKNOWLEDGMENTS

          A. The Borrower and each other Credit Party acknowledges and agrees that the recitals set forth above are true and correct and incorporated herein by reference.

          B. The Borrower and each other Credit Party acknowledges and agrees that the Outstanding Interest, the Incurred Fees, the Outstanding Professional Fees and the Outstanding Loan Payments (collectively, the "Subject Obligations"), together with all other Obligations payable under the Loan Documents are due and payable without defense, offset, counterclaim or reduction.

          C. The Borrower and each other Credit Party acknowledges and agrees that that the Subject Obligations constitute Obligations and that the terms of the Loan Documents (including the Subsidiary Guaranty Agreements) are the valid and binding obligations of the Borrower and each other Credit Party, enforceable in accordance with their terms.

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          D.   The Borrower and each other Credit Party acknowledges and agrees with the Administrative Agent and each of the Lenders that: (i) it has no claim or cause of action against the Administrative Agent or any of the Lenders (or any of the Administrative Agent's or any Lender's directors, officers, shareholders, employees, agents or affiliates); and (ii) it has no offset, right, counterclaim or defense of any kind against or with respect to any of the Obligations. The Administrative Agent and each of the Lenders desire (and the Borrower and each other Credit Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Administrative Agent or any of the Lenders. Therefore, the Borrower and each other Credit Party on behalf of itself and each of its Subsidiaries and Affiliates unconditionally, freely, voluntarily and after consultation with counsel releases, waives and forever discharges the Administrative Agent and each of the Lenders, and their respective directors, officers, shareholders, employees, agents and affiliates, (x) from any and all claims, liabilities, obligations, duties, promises or indebtedness of any kind (if any), known or unknown, and (y) from all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or any of the other Credit Parties might otherwise have against the Administrative Agent or any of the Lenders or any of the Administrative Agent's or any of the Lenders' directors, officers, shareholders, employees, agents or affiliates, in either case set forth in clauses (x) or (y) above in this Section 2D, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed arose or occurred at any time prior to the date hereof.

          E. The Borrower and each other Credit Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Documents, to the Administrative Agent, for itself and on behalf of the several Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof. Without limiting the foregoing, the Borrower and each other Credit Party acknowledges and agrees that, pursuant and subject to the Security Documents, the Administrative Agent, for itself and on behalf of all of the Lenders, is entitled to receive and apply all proceeds of Collateral.

                                   SECTION 3.
                                  FORBEARANCE

          A. Subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Sections 4 and 5 of this Agreement, the Administrative Agent and the Lenders signatory hereto (the "Forbearing Lenders") agree to forbear from taking Enforcement Actions in respect of the Obligations as a result of the Existing Events of Default for the period (the "Forbearance Period") from the date hereof through and including the earlier of: (i) December 14, 2001; or (ii) the date upon which any of the Forbearance Conditions is not satisfied or ceases to continue to be satisfied (the earlier of clause (i) or (ii) being referred to as the "Forbearance Termination Date"). For the purposes hereof, "Forbearance Conditions" shall mean: (x) no Event of Default other than the Existing Events of Default shall occur and no Event of Default not known to the Administrative Agent on the date hereof shall become known to the Administrative Agent after the date hereof; (y) the Borrower and each other Credit Party

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shall perform as and when required, TIME BEING OF THE ESSENCE in all respects, all of their respective agreements and obligations hereunder (including, without limitation, Sections 4 and 5 of this Agreement) and under the Loan Documents; and (z) compliance at all times with the further conditions set forth in Sections 4 and 5 of this Agreement.

          B. The Borrower and each of the other Credit Parties further agrees, acknowledges and affirms that: (i) neither the Administrative Agent nor any of the Lenders is required to, or has made any commitment to, provide any financing in excess of what is outstanding to the Borrower; (ii) the Administrative Agent and Lenders reserve all rights and remedies available to the Administrative Agent and Lenders if the Borrower fails to comply with the provisions of this Agreement; and (iii) interest on the unpaid principal of each Loan owing to each Lender (and, to the extent permitted by law, on the unpaid amount of all interest, fees and other amounts payable under the Credit Agreement or under the Loan Documents that is not paid when due) shall accrue on and after the date of this Agreement, subject to the provisions of Section 4.1(e) of the Credit Agreement, at a rate per annum equal to the Base Rate plus six percentage points
                                                      ----
(6%), provided, that, during the Forbearance Period, (x) interest on each Loan
      --------
shall be payable in arrears on the last Business Day of each month at a rate per annum equal to the Base Rate plus one percent (1%) commencing with the interest
                             ----
payment due on September 30, 2001 and (y) the accumulated differential shall be paid on the earlier of (A) the Forbearance Termination Date or (B) the applicable Recapture Date(s) (as defined below).

                                  SECTION 4.
                       ADDITIONAL FORBEARANCE CONDITIONS

          A.   Financial Covenants.  In addition to the reporting requirements
               -------------------
set forth in Article 9 of the Credit Agreement, until all of the Obligations
             ---------
have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 of the Credit Agreement, the Borrower will not:

               (1)  Maximum Cumulative Disbursements.  From and after the date
                    --------------------------------
of this Agreement, permit cumulative disbursements by the Borrower and the Credit Parties as of the Friday of each calendar week to exceed the sum of (a) cumulative disbursements for the week commencing August 24, 2001 to such date, as reflected in the budget delivered to the Administrative Agent and Lenders on August 31, 2001 (the "Initial Budget"), plus (b) fifty percent (50%) of
                                        ----
cumulative Cash Collections from the week commencing August 10, 2001 through such date in excess of the Cash Collections projected in the Initial Budget for such period (exclusive of amounts collected from Accounts receivable over 150 days past due).

               (2)  Minimum Cash Collections.  From and after the date of this
                    ------------------------
Agreement, permit cumulative Cash Collections as of the Friday of each calendar week to be less than ninety-five percent (95%) of the amount of cumulative Cash Collections for such period as set forth in the Initial Budget.

For purposes of this Agreement, "Cash Collections" shall mean collections received by the Borrower and the Credit Parties on account of goods and services sold or delivered.

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          B.   Reporting.  In addition to the reporting requirements set forth
               ---------
in Article 7 of the Credit Agreement, until all the Obligations have been paid
   ---------
and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 of the Credit Agreement, the Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office set forth in Section 13.1 of the Credit Agreement and to the Lenders at their respective addresses as set forth on
Schedule 1.1(b) of the Credit Agreement or such other office as may be
---------------
designated by the Administrative Agent and the Lenders from time to time, on a weekly basis from and after the date of this Agreement no later than the close of business of Wednesday of each calendar week, in each case as of the Friday of the calendar week immediately preceding such Wednesday:

               (1) With respect to the Borrower and its Subsidiaries, an aging of Accounts payable aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion.

               (2) With respect to the Borrower and its Subsidiaries, a statement of collections on Accounts outstanding more than 150 days past due, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion.

               (3) With respect to the Borrower and its Subsidiaries, updated projected thirteen calendar week cash flow analyses for the Borrower and its Subsidiaries on a consolidated basis consisting of projected statements of Cash receipts and disbursements, in each case for the succeeding thirteen calendar week period, and actual statements for the immediately preceding four calendar weeks then ended together with a comparison of such actual statements to the projected statements for such four weeks as set forth in the Initial Budget, explaining variances in reasonable detail.

          C.   Critical Vendor List.  The Borrower shall, on or before the date
               --------------------
of this Agreement, deliver to the Administrative Agent and the Lenders a list of "critical vendors" of PlanVista (the "Critical Vendor List"). The Critical Vendor List shall not be amended other than with the prior written consent of Required Lenders and receipt by the Administrative Agent of an Officer's Certificate of the Borrower certifying that payment of such additional vendor is critical to the continuing operations of the Borrower.

          D.   Payment of Subject Obligations.  The Borrower shall pay in full
               ------------------------------
each of the Subject Obligations on the earlier of (i) the Forbearance Termination Date and (ii) the applicable Recapture Date(s).

          E.   Resolution of Board of Directors of the Borrower.  The Borrower
               ------------------------------------------------
shall, on or before October 15, 2001, deliver to the Administrative Agent and the Lenders, a resolution of the board of directors of the Borrower, in form and substance acceptable to the Administrative Agent and the Lenders, approving a capital transaction that provides for the payment in full, in cash, of the Obligations, on or before December 15, 2001, provided that if such resolution,
                                             --------
once approved, shall for any reason cease to be in full force or effect, or the transaction approved by

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such resolution shall have been terminated, this condition shall immediately be deemed unsatisfied.

                                  SECTION 5.
                 ADDITIONAL PAYMENTS DURING FORBEARANCE PERIOD

          A.   Mandatory Prepayments from Collections.  The Obligations shall be
               --------------------------------------
prepaid under the circumstances set forth below, all such prepayments to be applied as set forth below or as more specifically provided in Section 5B of this Agreement.

               (1) To the extent the Borrower collects upon Accounts receivable from and after the date of this Agreement aged over 150 days, no later than the third Business Day following receipt by the Borrower or any of its Subsidiaries of such proceeds (i) until such time as the Outstanding Interest has been paid in full, the Borrower or any of its Subsidiaries shall prepay the Obligations in an amount equal to one hundred percent (100%) of such collections proceeds and
(ii) thereafter, the Borrower or any of its Subsidiaries shall prepay the Obligations in an amount equal to fifty percent (50%) of such collections proceeds.

               (2) To the extent the Borrower, at the end of each consecutive four calendar week period commencing with the first four calendar week period immediately following the date of this Agreement, has cumulative Cash Collections (excluding collections from the Accounts aged over 150 days) greater than one hundred five percent (105%) of the amount projected in the Initial Budget for such period, on the Wednesday immediately following the end of such period the Borrower or any of its Subsidiaries shall prepay the Obligations in an amount equal to fifty percent (50%) of such excess, less any amounts previously paid to the Lenders pursuant to this Section.

               (3) Aggregate payments with respect to the Subject Obligations during the Forbearance Period (excluding any payments required to be made as a condition to the effectiveness of this Agreement) shall not be less than: (a) $200,000 as of September 30, 2001; (b) $450,000 as of October 31, 2001; (c)
$700,000 as of November 30, 2001; and (d) the full amount of the Subject Obligations as of December 15, 2001.

          B.   Application of Prepayments.
               --------------------------

               (1) Any amount required to be applied as a mandatory prepayment of the Obligations pursuant to Section 5A(1) and (2) of this Agreement shall be applied first, to Outstanding Interest, second, to the extent of any remaining
        -----                           ------
portion of such amount, to Outstanding Professional Fees, third, to the extent
                                                          -----
of any remaining portion of such amount, to the Incurred Fees, fourth, to the
                                                               ------
extent of any remaining portion of such amount, to the Forbearance Fee (as defined below), fifth, to the extent of any remaining portion of such amount,
                -----
to the Interest Forbearance Fee (as defined below), and sixth, to the extent of
                                                        -----
any remaining portion of such amount, to the Loans as set forth in Section 2.3(b)(iv) of the Credit Agreement. Each date for payment set forth in this
Section 5 shall be referred to as a "Recapture Date". For the avoidance of doubt and notwithstanding anything herein to the contrary, the mandatory prepayment requirements of Section 2.3(b)(iii) of the Credit Agreement and the application of such mandatory prepayments as provided in Section 2.3(b)(iv) of the Credit Agreement shall remain in full force and effect, including, without limitation, the requirement that one hundred percent (100%) of Net Securities Proceeds from the issuance of any equity or Debt Securities of the Borrower shall be used by the Borrower to prepay the Loans.

               (2) With respect to proceeds (i) of Accounts receivable now or in the future aged over 150 days or (ii) collected by the Borrower or any of its Subsidiaries in excess of the amounts projected in the Initial Budget, that, in each case, the Borrower is permitted to retain pursuant to this Agreement, such proceeds shall be applied by the Borrower to the payment of (x) aged payables of critical vendors more than 60 days past due and (y) necessary fees and disbursements of the financial advisors to and counsel for each of the Administrative Agent and the Borrower (including past due obligations to financial advisors to and counsel for each of the Borrower and the Administrative Agent, on a pro rata basis).

                                  SECTION 6.
                 FEES AND CONSIDERATION PAYABLE TO THE LENDERS

          In consideration for the execution and delivery of this Agreement, the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of each Forbearing Lender executing a counterpart of this Agreement, a non-
refundable forbearance fee ("Forbearance Fee") equal to $351,000.   In addition,
the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Lenders, an interest forbearance fee of $500,000 (the "Interest Forbearance Fee"), provided that (i) if the Outstanding Interest is paid in full
                   --------
on or before September 30, 2001, the Interest Forbearance Fee shall be reduced by $450,000; (ii) if at least fifty percent (50%) of the Outstanding Interest is paid on or before September 30, 2001 and the remaining balance is paid on or before October 15, 2001, the Interest Forbearance Fee shall be reduced by $350,000, (iii) if the Outstanding Interest is otherwise paid in full on or before October 15, 2001, the Interest Forbearance Fee shall be reduced by $250,000 and (iv) if the Outstanding Interest is paid in full on or before November 15, 2001, the Interest Forbearance Fee shall be reduced by $100,000. The Forbearance Fee and Interest Forbearance Fee shall be paid on the earlier of
(x) the Forbearance Termination Date and (y) the applicable Recapture Date(s). All fees are deemed fully earned immediately upon execution of this Agreement.

                                  SECTION 7.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.   Authorization; Binding Obligations.  Each Credit Party has all
               ----------------------------------
requisite corporate power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action by each Credit Party. This Agreement has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles

(regardless of whether enforcement is sought in equity or at law). The Credit Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.   Incorporation of Representations.  Each representation and
               --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Effective Date (as defined below) to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.   Absence of Defaults.  Other than the Existing Events of Default,
               -------------------
no event has occurred and is continuing or would result from the execution, delivery or performance of this Agreement that constitutes or would constitute a Default or Event of Default after giving effect to this Agreement.

          D.   Financial Projections.  All financial projections concerning the
               ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.   Performance. The Borrower has performed in all material respects
               -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 8.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agrees to and acknowledges the terms and provisions of this Agreement and confirms that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Agreement, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represents and warrants that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 9.
                          CONDITIONS TO EFFECTIVENESS

          This Agreement shall become effective as of the date hereof (the "Effective Date") only upon receipt of the following by the Administrative
Agent:

               (1) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

               (2) a payment by the Borrower of $100,000 on account of the Outstanding Interest;

               (3) evidence satisfactory to it that the maturity date of each of the Subordinated Notes (as defined in the Limited Waiver and Consent dated as of April 30, 2001 (the "April Waiver")) issued in connection with the Director Loans (as defined in the April Waiver) has been extended to December 14, 2001;

               (4) a certified copy of resolutions adopted by the board of directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement and as to the incumbency and genuineness of the signature of each officer of the Borrower authorized to execute and deliver this Agreement on behalf of the Borrower; and

               (5) such other documents as the Administrative Agent may reasonably require.

                                  SECTION 10.
                                 MISCELLANEOUS

          A.   Fees and Expenses.  The Borrower and each other Credit Party
               -----------------
ratify and affirm their reimbursement and indemnification obligations under
Section 13.2 of the Credit Agreement, including its obligation to pay all legal and other fees and expenses incurred by the Administrative Agent and each of the Lenders in connection with the negotiation, implementation, execution and enforcement of this Agreement and any acts contemplated hereby. Nothing herein shall be construed to limit, affect, modify or alter the Borrower's obligations under Credit Agreement or elsewhere under the Loan Documents or the Subsidiary Guarantors' obligations under the Subsidiary Guaranty Agreement.

          B.   No Waiver of Rights Under Loan Documents.  Any negotiation
               ----------------------------------------
heretofore or hereafter and any action undertaken pursuant to this Agreement or any Loan Document or during the Forbearance Period shall not constitute a waiver of any Default or Event of Default (including without limitation any Existing Event of Default) or of any Administrative Agent's or Lender's rights or remedies under the Loan Documents or this Agreement or prejudice any Administrative Agent's or Lender's rights under the Loan Documents or this Agreement except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 13.2 of the Credit Agreement. Furthermore, the parties agree that this Agreement may be amended, replaced or supplemented only by a written agreement executed in accordance with the provisions of Section 13.2 of the Credit Agreement.

          C.   No Waiver of Remedies.  The Administrative Agent and each Lender
               ---------------------
expressly reserves any and all rights and remedies available to it under this Agreement, the Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Lender in exercising, any right, power or privilege hereunder or under any Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the Loan Documents are cumulative and not exhaustive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower, in any instance shall, in itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to any other or further action in any circumstance without notice or demand.

          D.   No Commitment.  This Agreement is not intended as a commitment by
               -------------
the Administrative Agent or the Lenders to modify the Loan Documents in any respect or otherwise, except as expressly provided herein, and the Administrative Agent and the Lenders hereby specifically confirm that they make no such commitment and specifically advise that no action should be taken by the Borrower based upon any understanding that such a commitment exists or on any expectation that any such commitment will be made in the future.

          E.   The Borrower Remains in Control.  The Borrower acknowledges that
               -------------------------------
it remains in control of its business and affairs and determines the business plan for, and employment, management and operating directions and decisions for its business and affairs.

          F.   Time is of the Essence.  Time shall be of the strictest essence
               ----------------------
in the performance of each and every one of the Borrower's obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent and Lenders, to furnish information to the Administrative Agent and Lenders and to comply with all reporting requirements.

          G.   Effect  of Termination.  At any time on or after the Forbearance
               ----------------------
Termination Date, the Administrative Agent and the Lenders shall be entitled to exercise all rights and remedies available, whether under the Loan Documents or at law or in equity, without further notice or demand, provided that no such
                                                       -------- ----
action shall violate the provisions of the Loan Documents.

          H.   Voluntary Agreement.  Each of the Borrower, the Subsidiary
               -------------------
Guarantors, the Administrative Agent and the Lenders understands that this is a legally binding agreement that may affect such party's rights. Each represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation, drafting, meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it. The Borrower and each other Credit Party (i) has entered into this Agreement freely and voluntarily, without coercion, duress, distress or undue influence by the Administrative Agent or the Lenders or any other person or entity affiliated with the Borrower or the other Credit Parties or any of their respective directors, offices, partners, agents or employees and (ii) acknowledges and agrees that the terms and provisions of this Agreement do not conflict with and are consistent with the manner in which it has determined to conduct its affairs. The

Borrower and each other Credit Party acknowledges and agrees that this Agreement is a Loan Document.

     I.   Construction.  Should any provision of this Agreement require judicial
          ------------
interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms of this Agreement shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

     J.   Entire Agreement; Other Matters.  This Agreement constitutes the
          -------------------------------
entire agreement of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Agreement. This Agreement is not intended to confer any rights or benefits on any parties other than the parties hereto and their respective successors and assigns. If any provision of this Agreement shall be unenforceable under applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Agreement.

     K.   Binding Agreement.  On and as of the Effective Date, this Agreement
          -----------------
shall be effective as to and for the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, and thereupon shall be binding upon and inure to the benefit of each of such signatory parties and their respective heirs, successors and assigns, except that neither the Borrower nor any Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each of the Lenders.

     L.   Effect on Loan Documents.  The Credit Agreement and other Loan
          ------------------------
Documents, including the Subsidiary Guaranty Agreement, continue in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any Existing Event of Default or future Default or Event of Default.

     M.   Tolling of Period of Limitation.  The running of any applicable period
          -------------------------------
of limitation with respect to the Obligations owing under the Loan Documents by the Borrower and/or each Subsidiary Guarantor is hereby tolled from the date hereof through and including the Forbearance Termination Date.

     N.   Headings.  Section and subsection headings in this Agreement are
          --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     O.   Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          --------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     P.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FIRST UNION NATIONAL BANK,
                                   as a Lender and as Administrative Agent

                                   By:_______________________________________
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                   as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   SUNTRUST BANK, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   SOUTHTRUST BANK, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEEBANK BA "RABOBANK NEDERLAND", NEW
                                   YORK BRANCH, as a Lender

                                   By:_______________________________________
                                      Name:
                                      Title:

                                   BANK OF AMERICA, N.A., as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   AMSOUTH BANK, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   HIBERNIA NATIONAL BANK, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   FIFTH THIRD BANK, CENTRAL OHIO, as a Lender


                                   By:_______________________________________
                                      Name:
                                      Title:

                                   BORROWER:


                                   PLANVISTA CORPORATION, as Borrower


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Chairman and Chief Executive Officer


                                   OTHER CREDIT PARTIES:


                                   PLANVISTA SOLUTIONS, INC. (f/k/a NATIONAL
                                   PREFERRED PROVIDER NETWORK, INC.)


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Chief Executive Officer


                                   NATIONAL NETWORK SERVICES, INC.


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer


                                   QUALITY MEDICAL ADMINISTRATORS, INC.


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer

                                   HPS OF DELAWARE LLC (f/k/a CENTRA
                                   HEALTHPLAN LLC)


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Title:

                                   HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                   BENEFIT SERVICES, INC.)


                                   By:__________________________________
                                      Phillip S. Dingle
                                      President


                                   HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                                   MISSOURI, INC.)


                                   By:__________________________________
                                      Phillip S. Dingle
                                      Secretary and Treasurer